Rule 482 ad

Filed pursuant to Rule 497(a)

File no. 333-164388

PIMCO Income Strategy Fund II Announces Results of Rights Offering

NEW YORK, April 26, 2010 (BUSINESS WIRE) –PIMCO Income Strategy Fund II (NYSE: PFN) (the “Fund”) announced today the results of its transferable rights offering (the “Offer”). The rights entitled holders to subscribe for an aggregate of 14,444,000 common shares of the Fund. The Offer, which commenced on March 24, 2010 and expired on April 23, 2010, was over-subscribed. The subscription price pursuant to the Offer was $8.45 per common share and was determined based upon a formula described in the offering materials equal to 90% of the average of the last reported sale prices of the Fund’s common shares on the New York Stock Exchange (“NYSE”) on the expiration date and on each of the four preceding trading days. Common shares subscribed for will be issued promptly after receipt of all shareholder payments and the pro-rata allocation of common shares in connection with the Offer’s over-subscription privilege.

Gross proceeds of the Offer are expected to be approximately $122 million. By increasing assets through the Offer, the Fund believes that it will be able to cost-efficiently shift investment allocations into fixed rate assets, further diversify the portfolio and potentially enhance risk-adjusted returns, consistent with its investment objective of high current income, consistent with the preservation of capital. The Offer was also intended to enhance the market liquidity of the Fund’s common shares, reduce the Fund’s expense ratio modestly (not taking into account interest expense) and provide common shareholders with the opportunity to buy additional common shares at a discounted price to then-current market value.

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The Fund is a diversified, closed-end management investment company that seeks high current income, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund’s common shares are listed on the NYSE under the symbol “PFN”. An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund will meet its objective. The Fund’s investment manager is Allianz Global Investors Fund Management LLC (“AGIFM”) and its sub-adviser is Pacific Investment Management Company LLC (“PIMCO”).

Shares of closed-end investment companies frequently trade at a discount to net asset value. The price of the Fund’s common shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its common shares will trade at, below or above net asset value.

AGIFM is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. and is a member of Munich-based Allianz Group. PIMCO is an affiliate of AGIFM.

Statements made in this release that look forward in time involve risks and uncertainties and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such risks and uncertainties include, without limitation, the adverse effect from further declines in the securities markets and in the Fund’s performance, a general downturn in the economy, competition from other companies, changes in government policy or regulation, inability to attract or retain key employees, inability to implement its operating strategy and/or acquisition strategy, and unforeseen costs and other effects related to legal proceedings or investigations of governmental and self-regulatory organizations. The Fund’s ability to pay dividends to common shareholders is subject to the restrictions in its registration statement and other governing documents as well as the Investment Company Act of 1940.

Before investing in the Fund, investors should carefully consider the investment objectives, strategies, risks and fees and expenses of the Fund. This information, and other information about the Fund, can be found in the Fund’s prospectus on file with the Securities and Exchange Commission, which can be obtained from the information agent for the Offer at (866) 207-3647. An investor should carefully read the prospectus before investing.

This announcement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The sale of any shares will be made only by means of a prospectus.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE